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                                                                 EXHIBIT 10.8(b)


PRIVATE AND CONFIDENTIAL

To: Telemonde International Bandwidth Limited (formerly known as EquiTel Bandwidth Limited), registered in the British Virgin Islands with no. 303706 whose registered office is at Craigmuir Chambers, Road Town, Tortola, British Virgin Islands ("Telemonde")


                                                                31 December 1999


Dear Sirs

1.   CAPACITY SWAP LETTER

     In consideration, inter alia, of Telemonde Inc; and Telemonde Networks Limited entering into a Standstill Letter with MCI WorldCom Global Network U.S. Inc. and MCI WorldCom Global Networks Limited (formerly MFS Cable Co (Bermuda) Limited) (jointly and severally referred to herein as "MCI WorldCom") on the date hereof ("Standstill Letter") MCI WorldCom hereby agrees, subject to paragraph 2, to enter into a binding agreement (to be on terms reasonably acceptance to both parties) (a "Capacity Swap Letter") on the date that the agreed Repayment Schedule (as defined in the Standstill Letter) has been executed by Telemonde Inc. and MCI WorldCom, to permit Telemonde to swap for the capacity on the Gemini network purchased by it under the Capacity Agreements (as defined in the Standstill Letter) capacity across MCI WorldCom's Ulysses telecommunications network pursuant to the terms of the Capacity Swap Letter on the basis of capacity being made available on the Ulysses telecommunications network at an attributable value of US$1.3 m per STM-1.

2.   CONDITIONS PRECEDENT

     The obligations of MCI WorldCom to enter into the Capacity Swap Letter are conditional in all respects upon:

          (a) Telemonde having executed a Form of Acceptance and Agreement (as defined in the Standstill Letter); and

          (b) The Standstill Period (as defined in the Standstill Letter) not having come to an end.
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3.   CONFIDENTIALITY

3.1 MCI WorldCom and Telemonde shall not disclose the existence of this Letter or the terms thereof to any other person except with the prior written consent of each other, provided however, that MCI WorldCom and Telemonde may make such disclosure

     (a)  to its professional advisers, and

     (b)  for the purpose of enforcing the terms of this Letter, and

     (c) to the extent required by law or any regulatory or governmental body or authority.

3.2 No public announcement, statement or information which refers to this Letter and/or to its terms may be made by:

     (a)  MCI WorldCom without the prior written approval of Telemonde, or

     (b)  Telemonde without the prior written approval of MCI WorldCom.

4.   GENERAL

4.1  Governing Law

     This Letter shall be governed by, construed and take effect in accordance with English law and Telemonde hereby submits to the exclusive jurisdiction of the English courts. Telemonde hereby irrevocably appoints Bird & Bird of 90 Fetter Lane London EC4A 1JP as its agent for service of process relating to any proceedings before the English Courts in connection with this Letter. Any writ, judgment or other notice of legal process shall be sufficiently served on Telemonde if delivered to such agent at its address for the time being and Telemonde agrees that failure by a process agent to notify it of the process will not invalidate the proceedings concerned.
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4.2  Variation

     No variation of this Letter shall be effective unless such variation shall have been made in writing and signed by MCI WorldCom and Telemonde. "Variation" shall include any variation, supplement, deletion, replacement or amendment however effected.

4.3  Interpretation

     References in this letter to "this Letter" shall include this Letter and its Schedules.

We should be grateful if you would confirm your acceptance of these proposals by signing and returning the enclosed Form of Acceptance and Agreement (attached as the Second Schedule), directing it to MCI WorldCom Limited, Fox Court, 14 Gray's Inn Road, London WC1X 8HN (attention: General Counsel).

Yours faithfully

for and on behalf of
MCI WORLDCOM GLOBAL NETWORKS U.S., INC.

/s/ Donelle St. John
--------------------------------------
    Donelle St. John


for and on behalf of
MCI WORLDCOM GLOBAL NETWORKS LIMITED

/s/ Donelle St. John
--------------------------------------
    Donelle St. John
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                                   SCHEDULE

                       FORM OF ACCEPTANCE AND AGREEMENT

                                                                       1999/2000

Dear Sirs

Capacity Swap

We refer to the Letter dated 31 December 1999. We hereby confirm our acceptance of and agreement to its terms.

Yours faithfully

for and on behalf of
TELEMONDE INTERNATIONAL BANDWIDTH LIMITED

/s/ S. Williams, Director
---------------------------------
S. Williams, Director



/s/ S. Jones, Director
---------------------------------
S. Jones, Director

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4.2  Variation

     No variation of this Letter shall be effective unless such variation shall have been made in writing and signed by MCI WorldCom and Telemonde. "Variation" shall include any variation, supplement, deletion, replacement or amendment however effected.

4.3  Interpretation

     References in this letter to "this Letter" shall include this Letter and its Schedules

We should be grateful if you would confirm your acceptance of these proposals by signing and returning the enclosed Form of Acceptance and Agreement (attached as the Second Schedule), directing it to MCI WorldCom Limited, Fox Court, 14 Gray's Inn Road, London WC1X 8HN (attention General Counsel).

Yours faithfully

for and on behalf of
MCI WORLDCOM GLOBAL NETWORKS U.S., INC.

/s/ Donelle St. John     12/31/99
--------------------------------------------
Donelle St. John

for and on behalf of
MCI WORLDCOM GLOBAL NETWORKS LIMITED

/s/ Donelle St. John     12/31/99
--------------------------------------------
Donelle St. John
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           [LETTERHEAD OF TELEMONDE INTERNATIONAL BANDWITH LIMITED]

To:

MCI WorldCom Global Networks Limited
Clarendon House
2 Church Street
Hamilton
Bermuda.

MCI WorldCom Global Networks U.S., Inc,
9 East Lookerman Street
Dover, Kent, Delaware 19901
USA.

Dear Sirs

Capacity Swap

We refer to the Letter dated 31 December 1999. We hereby confirm our acceptance of and agreement to its terms.

                               Yours faithfully

             /s/ S. Williams                         /s/ S. Jones
           S Williams, Director                    S Jones, Director
                             for and on behalf of
                   TELEMONDE INTERNATIONAL BANDWIDTH LIMITED